Class A: GSAKX  Class B: GSBKX  Class C: GSCKX  Institutional: GSIKX  Class IR: GSTKX  Class R: GSRKX
Before you invest, you may want to review the Goldman Sachs Strategic International Equity Fund’s (the “Fund”) Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and most recent annual reports to shareholders, online at www.goldmansachsfunds.com/summaries. You can also get this information at no cost by calling 800-621-2550 for Institutional shareholders, 800-526-7384 for all other shareholders or by sending an e-mail request to gs-funds-document-requests@gs.com. The Fund’s Prospectus and SAI, both dated February 26, 2010, and most recent report to shareholders, dated October 31, 2009, are incorporated by reference into this Summary Prospectus.

  INVESTMENT OBJECTIVE
The Fund seeks long-term growth of capital.
  FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Goldman Sachs Funds. More information about these and other discounts is available from your financial professional and in “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares” beginning on page 49 of the Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” beginning on page B-120 of the Fund’s SAI.

SHAREHOLDER FEES (fees paid directly from your investment)

	Class A	Class B	Class C	Institutional	Class IR	Class R

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.5%	None	None	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds)[1]	None	5.0%	1.0%	None	None	None

Redemption Fee (as a percentage of amount redeemed)	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Institutional	Class IR	Class R

Management Fees	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%

Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	None	None	0.50%

Other Expenses	0.88%	0.88%	0.88%	0.73%	0.88%	0.88%

Total Annual Fund Operating Expenses	1.98%	2.73%	2.73%	1.58%	1.73%	2.23%

Expense Limitation[2]	(0.53)%	(0.53)%	(0.53)%	(0.53)%	(0.53)%	(0.53)%

Total Annual Fund Operating Expenses After Expense Limitation	1.45%	2.20%	2.20%	1.05%	1.20%	1.70%

[1]	A contingent deferred sales charge (“CDSC”) is imposed on Class B Shares redeemed within six years of purchase, declining from a rate of 5% in the first year to 1% in the sixth year, and eliminated thereafter. A CDSC of 1% is imposed on Class C Shares redeemed within 12 months of purchase.

[2]	The Investment Adviser (as defined below) has agreed to reduce or limit “Other Expenses” (excluding management fees, distribution and service fees, transfer agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) to 0.164% of the Fund’s average daily net assets through at least February 28, 2011, and prior to such date, the Investment Adviser may not unilaterally terminate the arrangements.

2     SUMMARY PROSPECTUS — GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

  EXPENSE EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in Class A, Class B, Class C, Institutional, Class R and/or Class IR Shares of the Fund for the time periods indicated and then redeem all of your Class A, Class B, Class C, Institutional, Class R and/or Class IR Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example assumes that the expense limitation arrangement between the Fund and the Investment Adviser will remain in place for only one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A Shares	$689	$1,089	$1,513	$2,689

Class B Shares

– Assuming complete redemption at end of period	$723	$1,097	$1,598	$2,841

– Assuming no redemption	$223	$797	$1,398	$2,841

Class C Shares

– Assuming complete redemption at end of period	$323	$797	$1,398	$3,022

– Assuming no redemption	$223	$797	$1,398	$3,022

Institutional Shares	$107	$447	$810	$1,833

Class IR Shares	$122	$493	$889	$1,997

Class R Shares	$173	$646	$1,147	$2,523

  PORTFOLIO TURNOVER
The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ending October 31, 2009 was 133% of the average value of its portfolio.

  FUND STRATEGY
The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund intends to invest in companies with public stock market capitalizations that are larger than $500 million at the time of investment, and in at least three foreign countries.
The Fund expects to invest a substantial portion of its assets in the securities of issuers located in the developed countries of Western Europe and in Japan, but may also invest in securities of issuers located in Australia, Canada, New Zealand and in emerging countries. From time to time, the Fund’s investments in a particular developed country may exceed 25% of its investment portfolio. The Fund is “strategic” in that it provides investors with access to the long term investment opportunity of the international markets.
The Fund’s investments are selected using a strong valuation discipline to purchase what the Investment Adviser believes are well-positioned, cash-generating businesses run by shareholder-oriented management teams.
The Fund may also invest in fixed income securities, such as government, corporate and bank debt obligations.

  PRINCIPAL RISKS OF THE FUND
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.
Stock Risk. Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.
Market Risk. The value of the instruments in which the Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or general economic conditions.
Foreign Risk. Foreign securities may be subject to risk of loss because of less foreign government regulation, less public information and less economic, political and social stability in these countries. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Emerging Countries Risk. The securities markets of most Central and South American, African, Middle Eastern, Asian, Eastern European and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries.

3    SUMMARY PROSPECTUS — GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

  PERFORMANCE
The bar chart and table below and at right provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Class A Shares from year to year; and (b) how the average annual total returns of the Fund’s Class A, Class B, Class C, Institutional, Class R and/or Class IR Shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.goldmansachsfunds.com or by calling 800-621-2550 for Institutional shareholders and 800-526-7384 for all other shareholders.
The bar chart (including “Best Quarter” and “Worst Quarter” information) does not reflect the sales loads applicable to Class A Shares. If the sales loads were reflected, returns would be less. Performance reflects expense limitations in effect.

AVERAGE ANNUAL TOTAL RETURNS

For the period ended December 31, 2009	1 Year	Since Inception

Class A (Inception 6/25/07)

Returns Before Taxes	20.99%	-14.21%

Returns After Taxes on Distributions	20.87%	-16.46%

Returns After Taxes on Distributions and Sale of Fund Shares	14.03%	-11.25%

MSCI® EAFE® (net) Index (unhedged) (reflects no deduction for fees or expenses)*	31.78%	-10.59%

MSCI® EAFE® (gross) Index (unhedged) (reflects no deduction for fees, expenses or taxes)	32.46%	-10.19%

Class B (Inception 6/25/07)

Returns Before Taxes	21.96%	-14.00%

MSCI® EAFE® (net) Index (unhedged) (reflects no deduction for fees or expenses)*	31.78%	-10.59%

MSCI® EAFE® (gross) Index (unhedged) (reflects no deduction for fees, expenses or taxes)	32.46%	-10.19%

Class C (Inception 6/25/07)

Returns Before Taxes	25.99%	-12.95%

MSCI® EAFE® (net) Index (unhedged) (reflects no deduction for fees or expenses)*	31.78%	-10.59%

MSCI® EAFE® (gross) Index (unhedged) (reflects no deduction for fees, expenses or taxes)	32.46%	-10.19%

Institutional Shares (Inception 6/25/07)

Returns Before Taxes	28.49%	-11.92%

MSCI® EAFE® (net) Index (unhedged) (reflects no deduction for fees or expenses)*	31.78%	-10.59%

MSCI® EAFE® (gross) Index (unhedged) (reflects no deduction for fees, expenses or taxes)	32.46%	-10.19%

Class IR Shares (Inception 11/30/07)

Returns Before Taxes	28.30%	-17.37%

MSCI® EAFE® (net) Index (unhedged) (reflects no deduction for fees or expenses)*	31.78%	-14.01%

MSCI® EAFE® (gross) Index (unhedged) (reflects no deduction for fees, expenses or taxes)	32.46%	-13.56%

Class R Shares (Inception 11/30/07)

Returns Before Taxes	27.63%	-17.79%

MSCI® EAFE® (net) Index (unhedged) (reflects no deduction for fees or expenses)*	31.78%	-14.01%

MSCI® EAFE® (gross) Index (unhedged) (reflects no deduction for fees, expenses or taxes)	32.46%	-13.56%

* Effective March 1, 2010, the Fund is changing its benchmark from the MSCI® EAFE® (gross) Index (unhedged) to the MSCI® EAFE® (net) Index (unhedged). In the Investment Adviser’s opinion, the MSCI® EAFE® (net) Index (unhedged) is a more appropriate benchmark against which to measure the performance of the Fund, because it reflects dividends paid and deducts taxes.
The after-tax returns are for Class A Shares only. The after-tax returns for Class B, Class C, Institutional and Class IR Shares, and the returns for Class R Shares (which are offered exclusively to retirement plans), will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

4     SUMMARY PROSPECTUS — GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

  PORTFOLIO MANAGEMENT
Goldman Sachs Asset Management International is the investment adviser for the Fund (the “Investment Adviser” or “GSAMI”).
Portfolio Managers: Edward Perkin, CFA, Managing Director, Head of European Equity has managed the Fund since 2008. Hiroyuki Ito, Managing Director, Japan Equity has been a portfolio manager of the Fund since 2009.

  BUYING AND SELLING FUND SHARES
The minimum initial investment for Class A and Class C Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $10,000,000 but may be $1,000,000 alone or in combination with other assets under the management of GSAMI and its affiliates for certain types of investors. There may be no minimum for initial purchases of Institutional Shares for certain retirement accounts or for initial purchases in Class R and Class IR Shares.
The minimum subsequent investment for Class A, Class B and Class C shareholders is $50, except for Employer Sponsored Benefit Plans, for which there is no minimum. There is no minimum subsequent investment for Institutional, Class R or Class IR shareholders.
Class B Shares are generally no longer available for purchase by current or prospective investors.
You may purchase and redeem (sell) shares of the Fund on any business day through certain brokers, registered investment advisers and other financial institutions.

  TAX INFORMATION
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

  PAYMENTS TO BROKER-DEALERS AND
  OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through an Authorized Institution, the Fund and/or its related companies may pay the Authorized Institution for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Authorized Institution and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Authorized Institution’s website for more information.

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